                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                          --------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                 Date of Report (Date of Earliest Event Reported):
                                 September 3, 1998

                          TOYOTA MOTOR CREDIT CORPORATION

               (Exact name of registrant as specified in its charter)


        CALIFORNIA                      1-9961               95-3775816

      (State or Other        (Commission File Number)      (IRS Employer
      Jurisdiction of                                      Identification No.)
      Incorporation)

                             19001 SOUTH WESTERN AVENUE
                             TORRANCE, CALIFORNIA 90509

                 (Address of Principal Executive Offices) (Zip Code)

                 Registrant's telephone number, including area code:

                                    (310) 787-1310

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION
1.1            First Amended and Restated Distribution Agreement dated September
               3, 1998 among Toyota Motor Credit Corporation, Merrill Lynch &
               Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman,
               Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc.,
               Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc.

4.2(a)         Form of Fixed Rate Global Medium-Term Note.

4.2(b)         Form of Floating Rate Global Medium-Term Note.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TOYOTA MOTOR CREDIT CORPORATION
                                             (Registrant)

Date: September 3, 1998       By:   /s/ George E. Borst
                                  -------------------------------------------
                                    George E. Borst
                                    Senior Vice President and General Manager
                                    (principal executive officer)

                                          3